AXP(R) Partners
                                                                     Fundamental
                                                                      Value Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)
American
  Express(R)
 Funds

(icon of) ruler

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Managers' Q & A                           4

Fund Facts                                          5

The 10 Largest Holdings                             6

Making the Most of the Fund                         7

The Fund's Long-term Performance                    8

Board Members and Officers                         10

Independent Auditors' Report                       13

Financial Statements                               14

Notes to Financial Statements                      17

Investments in Securities                          24

Federal Income Tax Information                     26

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2 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

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3 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Portfolio Managers' Q & A

Q: How did AXP Partners Fundamental Value Fund perform for the period ended May 31, 2002?

A: The period proved to be particularly difficult for equity markets, with large-cap stocks among those most negatively affected. From June 18, 2001 (the date shares became publicly available) through May 31, 2002, AXP Partners Fundamental Value Fund returned -6.67% (Class A shares, not including sales charges). By comparison, the Standard & Poor's 500 Index and the Russell 1000(R) Value Index returned -11.72% and -3.41%, respectively, over the period from July 1, 2001 through May 31, 2002. Another comparative index, the Lipper Large-Cap Value Funds Index, returned -7.28% over the same timeframe. We are reasonably satisfied with the Fund's relative performance for the period under review.

Comments from Chris Davis and Ken Feinberg at Davis Advisors

Q: What factors affected the Fund's performance during the period?

A: Like all equity investors, we've been faced with a highly volatile stock market since last summer. Economic deceleration, the events of September 11, the resulting war on terrorism and the corporate bankruptcies of Enron, K-Mart and Global Crossing have all contributed to stock market volatility. Still, the Fund performed in line with or better than its comparative indices. We believe our individual stock selection was the primary driver in the Fund's relative performance. However, it was clearly a period in which winning stocks were more difficult to come by, and that was reflected in the Fund's absolute performance.

Q: What changes did you make to the Fund's portfolio during the period?

A: During the period we made several notable changes to the portfolio. Immediately after September 11, we added select financial company stocks to the portfolio, primarily high-quality property and casualty insurance companies. During the fourth quarter we sold two major pharmaceutical positions as their valuations had reached what we believed were relatively high levels. Finally, in 2002 we initiated several new positions in companies in the consumer products and manufacturing sectors. It is important to recognize that we maintain exposure to businesses that we believe will fare better over full market cycles rather than attempting to rotate from sector to sector in the short-term.

Q: What is your outlook for the year ahead?

A: We continue to expect that the U.S. stock market may potentially remain in a trading range for the next several years, with new leadership groups emerging among U.S. stocks. We believe that there is still value and room for gains in the current stock market, but that success will require effective stock selection and looking beyond traditional market leaders.

Q: How have you positioned the Fund in light of your outlook?

A: At all times, we maintain a long-term perspective when selecting companies for the Fund's portfolio. We are committed to seeking out high-quality, well-managed companies with strong long-term growth prospects and compelling valuations. As always, we have the highest conviction that this method will continue to be successful in building wealth for the Fund's shareholders over the long-term, regardless of market conditions and economic changes.

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4 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Fund Facts

Class A -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.45
June 18, 2001*                                                    $4.77
Decrease                                                          $0.32

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.67%***

Class B -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.43
June 18, 2001*                                                    $4.77
Decrease                                                          $0.34

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -7.13%***

Class C -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.44
June 18, 2001*                                                    $4.77
Decrease                                                          $0.33

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.92%***

Class Y -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.46
June 18, 2001*                                                    $4.77
Decrease                                                          $0.31

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.45%***

  * When shares became publicly available.
 ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
*** The total return is not annualized.

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5 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                   Percent                      Value
                               (of net assets)          (as of May 31, 2002)
Philip Morris                       6.4%                     $16,980,350
Household Intl                      4.4                       11,595,705
Wells Fargo                         4.1                       10,946,360
Citigroup                           3.9                       10,268,204
American Intl Group                 3.7                        9,730,741
United Parcel Service Cl B          3.6                        9,509,850
Costco Wholesale                    2.9                        7,689,066
Sealed Air                          2.7                        7,227,125
Berkshire Hathaway Cl B             2.7                        7,149,024
Golden West Financial               2.6                        7,051,968

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 37.0% of net assets

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6 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o    your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

          Value of you $10,000 in AXP Partners Fundamental Value Fund
(line chart)

$20,000
                                              Lipper Large-Cap Value Funds Index

                                Russell 1000(R) Value Index
    $9,425                                                                $8,796
                        S&P 500 Index        AXP Partners Fundamental Value Fund
                                                                         Class A

7/1/01  7/01   8/01   9/01  10/01  11/01  12/01  1/02  2/02   3/02   4/02   5/02

Average Annual Total Returns (as of May 31, 2002)
                                                          Since inception*
Class A                                                        -12.04%
Class B                                                        -10.84%
Class C                                                         -7.85%
Class Y                                                         -6.45%

* Inception date was June 18, 2001. The total return shown is not annualized.

Assumes: Holding period from 7/1/01 to 5/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $4. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the S&P 500 Index, Lipper Large-Cap Value Funds Index and the Russell 1000(R) Value Index. In comparing AXP Partners Fundamental Value Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

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8 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value index consists of companies with lower price-to-book ratios and lower forecasted growth values.

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9 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant
720 Fifth Avenue                                                      Management, Inc.
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages worker's
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paul D. Pearson                        Acting treasurer since 2002    Vice president - managed
222 AXP Financial Center                                              assets/investment
Minneapolis, MN 55474                                                 accounting, AEFC, 1998 to
Born in 1956                                                          present; vice
                                                                      president-mutual fund
                                                                      administrative services,
                                                                      Piper Capital Management,
                                                                      1994-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Partners Fundamental Value Fund as of May 31, 2002, the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

July 5, 2002

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13 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

May 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $269,055,807)                                                                      $267,437,545
Capital shares receivable                                                                                   360,783
Dividends and accrued interest receivable                                                                   196,697
Receivable for investment securities sold                                                                 1,640,942
                                                                                                          ---------
Total assets                                                                                            269,635,967
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            14,051
Capital shares payable                                                                                       54,187
Payable for investment securities purchased                                                               2,881,138
Accrued investment management services fee                                                                    5,292
Accrued distribution fee                                                                                      4,068
Accrued transfer agency fee                                                                                   1,717
Accrued administrative services fee                                                                             435
Other accrued expenses                                                                                      117,665
                                                                                                            -------
Total liabilities                                                                                         3,078,553
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $266,557,414
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    599,805
Additional paid-in capital                                                                              269,726,291
Accumulated net realized gain (loss)                                                                     (2,150,420)
Unrealized appreciation (depreciation) on investments                                                    (1,618,262)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $266,557,414
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $155,687,116
                                                            Class B                                    $105,684,884
                                                            Class C                                    $  5,169,795
                                                            Class Y                                    $     15,619
Net asset value per share of outstanding capital stock:     Class A shares         34,948,402          $       4.45
                                                            Class B shares         23,865,465          $       4.43
                                                            Class C shares          1,163,114          $       4.44
                                                            Class Y shares              3,503          $       4.46
                                                                                        -----          ------------

See accompanying notes to financial statements.

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14 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

For the period from June 18, 2001* to May 31, 2002
Investment income
Income:
Dividends                                                                                               $ 1,494,386
Interest                                                                                                    249,287
   Less foreign taxes withheld                                                                               (4,550)
                                                                                                             ------
Total income                                                                                              1,739,123
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          861,709
Distribution fee
   Class A                                                                                                  177,886
   Class B                                                                                                  452,467
   Class C                                                                                                   18,964
Transfer agency fee                                                                                         246,866
Incremental transfer agency fee
   Class A                                                                                                   16,072
   Class B                                                                                                   17,993
   Class C                                                                                                    1,055
Service fee -- Class Y                                                                                           11
Administrative services fees and expenses                                                                    71,365
Compensation of board members                                                                                 3,783
Custodian fees                                                                                               58,829
Printing and postage                                                                                         55,820
Registration fees                                                                                           196,110
Audit fees                                                                                                   14,500
Other                                                                                                           306
                                                                                                                ---
Total expenses                                                                                            2,193,736
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (260,150)
                                                                                                           --------
                                                                                                          1,933,586
   Earnings credits on cash balances (Note 2)                                                                (1,242)
                                                                                                             ------
Total net expenses                                                                                        1,932,344
                                                                                                          ---------
Investment income (loss) -- net                                                                            (193,221)
                                                                                                           --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (2,156,713)
Net change in unrealized appreciation (depreciation) on investments                                      (1,525,075)
                                                                                                         ----------
Net gain (loss) on investments                                                                           (3,681,788)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $(3,875,009)
                                                                                                        ===========

* When shares became publicly available.

See accompanying notes to financial statements.

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15 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Statement of changes in net assets
AXP Partners Fundamental Value Fund

For the period from June 18, 2001* to May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                                        $   (193,221)
Net realized gain (loss) on security transactions                                                        (2,156,713)
Net change in unrealized appreciation (depreciation) on investments                                      (1,525,075)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                          (3,875,009)
                                                                                                         ----------
Distributions to shareholders from:
   Tax return of capital
     Class A                                                                                                (37,951)
     Class Y                                                                                                     (6)
                                                                                                                 --
Total distributions                                                                                         (37,957)
                                                                                                            -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                              168,192,060
   Class B shares                                                                                       111,942,569
   Class C shares                                                                                         5,428,002
   Class Y shares                                                                                             6,898
Reinvestment of distributions at net asset value
   Class A shares                                                                                            36,768
   Class Y shares                                                                                                 2
Payments for redemptions
   Class A shares                                                                                       (12,144,027)
   Class B shares (Note 2)                                                                               (4,709,042)
   Class C shares (Note 2)                                                                                 (189,638)
                                                                                                           --------
Increase (decrease) in net assets from capital share transactions                                       268,563,592
                                                                                                        -----------
Total increase (decrease) in net assets                                                                 264,650,626
Net assets at beginning of period (Note 1)                                                                1,906,788**
                                                                                                          ---------
Net assets at end of period                                                                            $266,557,414
                                                                                                       ============

  * When shares became publicly available.
 ** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $93,212 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $193,246 and accumulated net realized loss has been decreased by $6,293 resulting in a net reclassification adjustment to decrease paid-in capital by $199,539.

The tax character of distributions paid for the period indicated is as follows:

For the period from June 18, 2001* to May 31, 2002

Class A
Distributions paid from:
     Tax return of capital                                          $37,951
     Long-term capital gain                                              --

Class B
Distributions paid from:
     Tax return of capital                                               --
     Long-term capital gain                                              --

Class C
Distributions paid from:
     Tax return of capital                                               --
     Long-term capital gain                                              --

Class Y
Distributions paid from:
     Tax return of capital                                                6
     Long-term capital gain                                              --

* When shares became publicly available.

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $        --
Accumulated gain (loss)                                        $(1,015,962)
Unrealized appreciation (depreciation)                         $(2,752,720)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment was made on Jan. 1, 2002 and covered the six month period beginning July 1, 2001. The adjustment decreased the fee by $1,943 for the period ended May 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has an Investment Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y of the Fund's average daily net assets. In addition, for the period ended May 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.33% for Class A, 2.10% for Class B and 1.11% for Class Y.

--------------------------------------------------------------------------------
20 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,334,912 for Class A, $28,392 for Class B and $638 for Class C for the period ended May 31, 2002.

During the period ended May 31, 2002, the Fund's custodian and transfer agency fees were reduced by $1,242 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $260,591,220 and $26,263,499, respectively, for the period ended May 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from June 18, 2001* to May 31, 2002 are as follows:

                                              Class A           Class B          Class C           Class Y
Sold                                       37,272,850        24,923,357        1,203,572             1,503
Issued for reinvested distributions             8,028                --               --                --
Redeemed                                   (2,726,476)       (1,059,892)         (42,458)               --
                                           ----------        ----------          -------             -----
Net increase (decrease)                    34,554,402        23,863,465        1,161,114             1,503
                                           ----------        ----------        ---------             -----

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2002.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $1,015,962 as of May 31, 2002 that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.77
Income from investment operations:
Net investment income (loss)                                              --
Net gains (losses) (both realized and unrealized)                       (.32)
Total from investment operations                                        (.32)
Net asset value, end of period                                         $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                 $156
Ratio of expenses to average daily net assets(c),(e)                   1.33%(d)
Ratio of net investment income (loss) to average daily net assets       .14%(d)
Portfolio turnover rate (excluding short-term securities)                22%
Total return(i)                                                       (6.67%)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.77
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.33)
Total from investment operations                                        (.34)
Net asset value, end of period                                         $4.43

Ratios/supplemental data
Net assets, end of period (in millions)                                 $106
Ratio of expenses to average daily net assets(c),(f)                   2.10%(d)
Ratio of net investment income (loss) to average daily net assets      (.63%)(d)
Portfolio turnover rate (excluding short-term securities)                22%
Total return(i)                                                       (7.13%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.77
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.32)
Total from investment operations                                        (.33)
Net asset value, end of period                                         $4.44

Ratios/supplemental data
Net assets, end of period (in millions)                                   $5
Ratio of expenses to average daily net assets(c),(g)                   2.11%(d)
Ratio of net investment income (loss) to average daily net assets      (.64%)(d)
Portfolio turnover rate (excluding short-term securities)                22%
Total return(i)                                                       (6.92%)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.77
Income from investment operations:
Net investment income (loss)                                             .01
Net gains (losses) (both realized and unrealized)                       (.32)
Total from investment operations                                        (.31)
Net asset value, end of period                                         $4.46

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(h)                   1.11%(d)
Ratio of net investment income (loss) to average daily net assets       .38%(d)
Portfolio turnover rate (excluding short-term securities)                22%
Total return(i)                                                       (6.45%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.55% for the period ended May 31, 2002.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.31% for the period ended May 31, 2002.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.31% for the period ended May 31, 2002.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.37% for the period ended May 31, 2002.
(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Investments in Securities
AXP Partners Fundamental Value Fund

May 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (87.2%)
Issuer                                                Shares            Value(a)

Banks and savings & loans (9.9%)
Bank One                                             118,400          $4,810,592
Golden West Financial                                100,800           7,051,968
Lloyds TSB Group ADR                                  78,800(c)        3,467,200
Wells Fargo                                          208,900          10,946,360
Total                                                                 26,276,120

Beverages & tobacco (8.1%)
Diageo ADR                                            92,000(c)        4,676,360
Philip Morris                                        296,600          16,980,350
Total                                                                 21,656,710

Building materials & construction (2.7%)
Masco                                                178,000           4,745,480
Vulcan Materials                                      51,100           2,444,113
Total                                                                  7,189,593

Communications equipment & services (0.4%)
Tellabs                                              118,500(b)        1,144,710

Computer software & services (2.6%)
BMC Software                                          73,000(b)        1,234,430
Lexmark Intl Cl A                                     92,900(b)        5,801,605
Total                                                                  7,036,035

Energy (5.7%)
Conoco                                                22,000             591,360
Devon Energy                                         102,500           5,355,625
EOG Resources                                         74,500           3,054,500
Phillips Petroleum                                   107,100           6,163,605
Total                                                                 15,165,090

Financial services (10.4%)
Citigroup                                            237,800          10,268,204
Household Intl                                       226,700          11,595,705
Morgan Stanley, Dean Witter & Co                      89,300           4,059,578
Providian Financial                                   28,500             232,275
Stilwell Financial                                    70,300           1,518,480
Total                                                                 27,674,242

Food (1.4%)
Hershey Foods                                         23,100           1,541,463
Kraft Foods Cl A                                      53,600           2,305,336
Total                                                                  3,846,799

Health care (5.5%)
Bristol-Myers Squibb                                  74,500           2,318,440
Lilly (Eli)                                           83,500           5,402,450
Merck & Co                                           100,300           5,727,130
Pharmacia                                             28,900           1,248,191
Total                                                                 14,696,211

Health care services (0.3%)
IMS Health                                            33,200             698,860

Insurance (14.0%)
American Intl Group                                  145,300           9,730,741
Aon                                                  112,700           3,767,561
Berkshire Hathaway Cl B                                2,892(b)        7,149,024
Chubb                                                 16,300           1,225,108
Loews                                                 63,700           3,637,270
Markel                                                 1,100(b)          230,076
Principal Financial Group                             33,600(b)        1,021,440
Progressive                                           79,200           4,689,432
Sun Life Financial Services of Canada                 22,200(c)          512,154
Transatlantic Holdings                                64,400           5,606,020
Total                                                                 37,568,826

Media (3.5%)
Dun & Bradstreet                                      69,000(b)        2,568,180
Gannett                                               25,900           1,963,220
Moody's                                               77,300           3,722,768
WPP Group ADR                                         22,500(c)        1,163,025
Total                                                                  9,417,193

Metals (0.8%)
Martin Marietta Materials                             52,900           2,116,000

Miscellaneous (0.7%)
Agere Systems Cl A                                   576,400(b)        1,798,368

Multi-industry conglomerates (4.9%)
3M                                                    40,800           5,117,544
American Standard                                     10,400(b)          785,200
Dover                                                 91,200           3,245,808
Tyco Intl                                            173,244(c)        3,802,706
Total                                                                 12,951,258

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Paper & packaging (2.7%)
Sealed Air                                           161,500(b)       $7,227,125

Real estate investment trust (1.9%)
AvalonBay Communities                                  3,500             165,760
CenterPoint Properties                                84,600           4,822,200
Total                                                                  4,987,960

Restaurants & lodging (0.8%)
Marriott Intl Cl A                                    54,800           2,216,112

Retail (6.1%)
Albertson's                                           25,900             910,903
Costco Wholesale                                     195,800(b)        7,689,066
Penney (JC)                                           25,300             618,838
RadioShack                                            76,300           2,612,512
Safeway                                              107,300(b)        4,361,745
Total                                                                 16,193,064

Transportation (3.6%)
United Parcel Service Cl B                           157,500           9,509,850

Utilities -- gas (1.2%)
Kinder Morgan                                         71,500           3,092,375

Total common stocks
(Cost: $234,079,111)                                                $232,462,501

Short-term security (13.1%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agency
Federal Home Loan Mtge Corp Disc Nt
         06-03-02              1.70%             $34,980,000         $34,975,044

Total short-term security
(Cost: $34,976,696)                                                  $34,975,044

Total investments in securities
(Cost: $269,055,807)(d)                                             $267,437,545


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of May 31, 2002, the value of foreign securities represented 5.1% of net assets.
(d) At May 31, 2002, the cost of securities for federal income tax purposes was $270,190,265 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 13,412,694
     Unrealized depreciation                                        (16,165,414)
                                                                    -----------
     Net unrealized depreciation                                   $ (2,752,720)
                                                                   ------------

--------------------------------------------------------------------------------
25 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Fundamental Value Fund

Fiscal period ended May 31, 2002

Class A
Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  0.00198*

Class Y
Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  0.00220*

* Represents tax return of capital.

--------------------------------------------------------------------------------
26 AXP PARTNERS FUNDAMENTAL VALUE FUND -- ANNUAL REPORT

AXP Partners Fundamental Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AFVAX    Class B: AFVBX
Class C: AFVCX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
S-6236 D (7/02)